Exhibit 10.20

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 30 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

Exhibit 10.20

DEALER NAME
1 STOP MOTORSPORTS
123 AUTO LLC
12K & UNDER MOTORS
1ST CHOICE CAROLINA CARS
1ST CLASS AUTO SALES
1ST PLACE AUTO SALES INC
247 AUTO SALES
27 AUTO SALES INC. OF LEON
2ND GEAR MOTORS
360 MOTOR CORP
360 SMART CAR INC
4042 MOTORSPORTS LLC
411 AUTO SALES INC
5 STAR INDY AUTO LLC
60 WEST AUTO SALES LLC
7 CITIES AUTOS AND CYCLES
816 AUTO LLC
83 AUTO SALES LLC
9TH AVENUE AUTOMOTIVE
A & D MOTORS SALES CORP
A & D MOTORS, INC.
A & M AUTOMOTIVE GROUP INC
A & S AUTOSALES LLC
A 2 Z AUTOS
A CAR LOT INC
A LUXURY AUTO
A PLUS CAR SALES & RENTALS INC
A.R.J.’S AUTO SALES, INC
A.Z. AUTOMOTIVE INC
A-1 AUTO & TRUCK SALES INC
A-1 AUTO PLEX LLC
A-1 AUTOMOTIVE GROUP CORP
AAC-ASSISTIVE AUTOMOTIVE
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABC AUTO SALE CORP
ABC AUTO TRADE USA, LLC
ACADEMY CARS INC
ACCESS AUTO INC
ACCU-CAR EXPO INC
ACCURATE AUTO GROUP INC

DEALER NAME
ACTION AUTO SALES
ACTION AUTO SALES INC
ACTION NOW AUTO SALES LLC
ACTIVE AUTO SALES
ACTIVE AUTO SALES LLC
ADAMS AUTO GROUP
ADAMS AUTO SALES INC
ADAMSON FORD LLC
ADDISON AUTO GROUP
ADVANCE AUTO WHOLESALE, INC.
ADVANCED AUTO BROKERS, INC.
ADVANTAGE USED CARS
ADVENTURE AUTO INC.
ADVENTURE SUBARU LLC
AE UNIVERSAL MOTORS
AEG AUTO LLC
AFFORDABLE AUTO MOTORS, INC
AFFORDABLE AUTO SALES OF
AFFORDABLE AUTO SALES OF TAMPA
AFFORDABLE USED CARS & TRUCKS
AIR WALK AUTO LLC
AJ’S AUTO
AJ’S AUTO IMPORTS
AK IMPORTS AUTO SALES
AL PIEMONTE SUZUKI INC
AL PIEMONTE’S ARLINGTON HEIGHT
ALABAMA AUTO MALL, LLC
ALABAMA BETTER CARS LLC
ALAN BESCO CARS AND TRUCKS
ALB AUTO SALE LLC
ALBANY MITSUBISHI
ALBANY QUALITY CARS LLC
ALEJANDRO FINANCIAL LLC
ALFA AUTO MALL LLC
ALFA MOTORS
ALL ABOUT AUTO’S INC
ALL AMERICAN AUTO MART
ALL AMERICAN AUTO SALES
ALL AMERICAN CAR COMPANY
ALL CITY AUTO SALES
ALL MAKES AUTO SALES INC

Exhibit 10.20

DEALER NAME
ALL SEASON AUTO SALES LLC
ALL SEASONS AUTO SALES
ALL STAR AUTO LLC
ALL STAR DODGE CHRYSLER JEEP
ALLAN VIGIL FORD
ALLEN AUTOMOTIVE
ALLIANCE AUTO SALES LTD
ALLSTAR MOTORS, INC.
ALLSTATE LEASING & SALES INC
ALM MALL OF GEORGIA
ALPHA MOTORS LLC
ALTERNATIVES
AMAZING GRACE AUTOMOTIVE
AMERICAN AUTO SALES WHOLESALE
AMERICAR, INC.
AMERIFIRST AUTO CENTER, INC.
AMOS AUTOMOTIVE LLC
AMS CARS
AMTEX SERVICES INC
ANASTOS MOTORS INC
ANDERSON FORD OF ST JOSEPH LLC
ANDERSON MOTORS
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR NISSAN, INC.
ANDYS AUTO SALES
ANEW AUTO SALES LLC
ANTHONY PONTIAC GMC BUICK INC
ANY CAR USA
APPLE FINANCE CO INC
APPROVAL AUTO CREDIT INC.
APPROVED AUTOS LLC
AR MOTORSPORTS INC
ARA EXECUTIVE AUTO SALES
ARBOGAST BUICK PONTIAC GMC
ARC AUTO LLC
ARCADIA CREEK AUTO SALES LLC
ARCHER AUTOMOTIVE INC
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARIA AUTO SALES INC
ARMSTRONG AUTO SALES

DEALER NAME ART MOEHN CHEVROLET, CO.
A’S USED CARS INC
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS INC
ATLANTA MOTOR SALES LLC
ATLANTA USED CAR CENTER
ATLANTA USED CARS CENTER, INC
ATLANTA’S BEST AUTO BROKERS
ATLANTIC AUTO SOURCE INC
ATLAS AUTOPLEX
AUCTION DIRECT USA
AUDIES AUTOWORKZ LLC
AURORA AUTO CENTER INC
AUTO 7 USA LLC
AUTO ACCEPTANCE CENTER
AUTO AMERICA
AUTO BANK
AUTO BANK OF KANSAS CITY INC
AUTO BARN ATLANTA
AUTO BAY USA INC
AUTO BRIGHT AUTO SALES
AUTO BROKERS, INC.
AUTO BY TOM INC
AUTO CENTER OF GREER LLC
AUTO CENTERS NISSAN INC
AUTO CENTERS ST CHARLES LLC
AUTO CENTRAL SALES INC
AUTO CHOICE BROKERS
AUTO CITY STL / LOT 1
AUTO CLASS DIRECT
AUTO CLUB OF MIAMI
AUTO COUNTRY LLC
AUTO CREDIT CONNECTION, LLC
AUTO DEALER SOLUTIONS INC
AUTO DEALS
AUTO DEALS INC
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO ELITE DFW
AUTO ENTERPRISE CO

Exhibit 10.20

DEALER NAME AUTO EXCHANGE OF CENTRAL
AUTO EXCHANGE OF CENTRAL
AUTO EXCHANGE USA CORP
AUTO EXCHANGE USA, LLC
AUTO EXPO HOUSTON
AUTO EXPRESS ENTERPRISE INC
AUTO FIN AUTO 1 2 3 INC
AUTO FINDERS, INC.
AUTO GROUP OF AMERICA
AUTO HAUS
AUTO HOUSE
AUTO JUNCTION LLC
AUTO LINE, INC.
AUTO LOAN ASSOCIATES LLC
AUTO MAC 2
AUTO MAC CARS & CREDIT
AUTO MALL OF TAMPA INC
AUTO MART INC
AUTO MARTT, LLC
AUTO MASTERS AUTO SALES LLC
AUTO MASTERS OF CLARKSVILLE
AUTO MASTERS OF FRANKLIN, LLC
AUTO MAX LLC
AUTO MAXX OF DENVER INC
AUTO NATIONS INC
AUTO NETWORK OF THE TRIAD LLC
AUTO NETWORK, INC.
AUTO PARK CORPORATION
AUTO PLACE INC
AUTO PLAZA INC
AUTO PLAZA USA
AUTO PLUS SALES & SERVICE LLC
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO QUEST CORPORATION
AUTO QUEST LLC
AUTO RITE, INC
AUTO SALES USA
AUTO SELECT
AUTO SELECT INC
AUTO SHOW ENTERPRISES LLC
AUTO SIMPLIFY LLC

DEALER NAME AUTO SMART PINEVILLE INC
AUTO SOLUTIONS
AUTO SOLUTIONS MOTOR COMPANY
AUTO SOLUTIONS OF GREENSBORO
AUTO SPORT, INC.
AUTO STOP INC
AUTO STORE OF GARNER
AUTO STORE OF GREENVILLE INC
AUTO TRADEMARK
AUTO TRUST LLC
AUTO UNION OF DAYTONA
AUTO UNION OF MIAMI INC
AUTO VILLA
AUTO VILLA OUTLET
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WORLD
AUTO WORLDS LLC
AUTOBAHN CLASSICS LLC
AUTOCENTERS HERCULANEUM
AUTOCO
AUTODEALS.ME LLC
AUTOFLEX LLC
AUTOHOUSE, US
AUTOLAND
AUTO-LAND INC
AUTOLINE INDY
AUTOLINK
AUTOMALL 59
AUTOMAX
AUTOMAX ATLANTA
AUTOMAX KC LLC
AUTOMAXX OF SUMMERVILLE
AUTOMOBILE COMMODITY LLC
AUTOMOTION SALES LLP
AUTOMOTIVE CONNECTION INC
AUTOMOTIVE DOT COM
AUTOMOTIVE WHOLESALE CENTER
AUTONOMICS
AUTO-ONE USA LLC
AUTOPLEX
AUTORAMA OF SNELLVILLE

Exhibit 10.20

DEALER NAME AUTORAMA PREOWNED CARS
AUTORV MART
AUTOS UNLIMITED
AUTOSHOW SALES AND SERVICE
AUTOSPORTS
AUTOTEAM INC
AUTOTEAM OF VALDOSTA LLC
AUTOTRUCKS INC
AUTOVATION
AUTOWAY CAR SALES LLC
AUTOWISE INC
AUTOWORLD USA
AUTOWORLD WEST LOOP AUTO SALES
AVERY AUTO SALES INC
AXELROD PONTIAC
B & M AUTO SALES INC
B & N AUTO LLC
BAHA AUTO GROUP INC
BAKER BUICK GMC CADILLAC
BALLPARK AUTO LLC
BALTIMORE CAR SALES LLC
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BAREFOOTS AUTO MART
BARGAIN AUTO MART INC
BARGAIN SPOT CENTER
BARTOW FORD COMPANY
BARTS CAR STORE INC
BASELINE AUTO SALES, INC.
BAYSIDE AUTO LLC
BAYSIDE AUTOMALL
BEACH AUTO BROKERS, INC
BEACH BUGGYS
BEAU TOWNSEND FORD
BEAVER VALLEY AUTO MALL LLC
BEHLMANN BUICK GMC CADILLAC
BELAIR ROAD DISCOUNT AUTO
BELL AUTO SALES
BELLAMY AUTOMOTIVE GROUP, INC
BELLAROMA AUTO GROUP INC
BELLS AUTO SALES
BELMONTE AUTO IMPORTS

DEALER NAME BENING MAZDA
BENING MOTOR CO-JACKSON
BENJI AUTO SALES CORP
BENSON CADILLAC NISSAN, INC.
BENSON FORD MERCURY
BENSON NISSAN
BENTLEY HYUNDAI
BEREA AUTO MALL
BEREA MOTORS INC
BERGER CHEVROLET
BERMANS AUTOMOTIVE, INC.
BERT SMITH INTERNATIONAL
BEST AUTO SELECTION INC
BEST BUY AUTO TRADE INC
BEST BUY USED CARS INC
BEST CAR DEALS OF ORLANDO LLC
BEST CAR FOR LESS
BEST CARS KC INC
BEST DEALS CARS INC
BEST DEALS ON WHEELS AUTO
BEST IMPORT AUTO SALES INC
BEST N VALUE AUTO SALES
BEST OF MICHIGAN AUTO SALES
BEST PRICE DEALER INC
BEST VALUE AUTO SALES INC
BETTER AUTOMALL OF STUART
BEXLEY MOTORCAR COMPANY LLC
BIC MOTORS LLC
BIG BLUE AUTOS, LLC
BIG BLUE MOTOR SALES LLC
BIG BOYS TOYS FLORIDA LLC
BIG CHOICES AUTO SALES INC
BIG M CHEVROLET
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL BUCK CHEVROLET, INC
BILL KAY CHEVROLET GEO INC
BILL PENNEY TOYOTA
BILL SNETHKAMP INC
BILLS & SON AUTO SALES INC
BILLY BALLEW MOTOR SPORTS LLC
BILLY RAY TAYLOR AUTO SALES

Exhibit 10.20

DEALER NAME BILTMORE MOTOR CORP.
BIRD AUTOS
BIRMINGHAM LUXURY MOTORS
BIRMINGHAM WHOLESALE AUTO LLC
BLACKS AUTO SALES
BLAYLOCK AUTOMOTICE GROUP LLC
BLEECKER CHEVROLET PONTIAC
BLEECKER CHRYSLER DODGE JEEP
BLOOMINGTON AUTO CENTER
BLUE OCEAN AUTO SALES LLC
BLUE RIDGE IMPORTS AUTO SALES
BLUE RIDGE MAZDA
BLUE SPRINGD FORD SALES INC
BLUESLADE MOTOR CARS LLC
BLVD SELECT PREOWNED
BMN INC
BOB KING MITSUBISHI
BOB MAXEY FORD
BOB MAXEY LINCOLN-MERCURY
BOB STEELE CHEVROLET INC.
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BOCA INVESTMENTS LLC
BOMMARITO CHEVROLET MAZDA
BOMMARITO NISSAN INC
BOMMARITO TMC OF ST. LOUIS INC
BONIFACE HIERS MAZDA
BOOMDOX AUTO GROUP LLC
BOOMERS TRUCKS & SUVS LLC
BOSAK HONDA
BOWER SALES AND SERVICE
BOWMAN AUTOMOTIVE INC
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRADY AUTO SALES
BRADYS AUTO SALES LLC
BRAMAN HONDA OF PALM BEACH
BRAMLETT PONTIAC INC
BRANNAN AUTO SALES
BRANNON HONDA
BRAXTON AUTOMOTIVE LLC

DEALER NAME BRAZIL AUTO MALL INC
BRECKENRIDGE MOTORS EAST LLC
BRICKELL HONDA BUICK & GMC
BRIGGS KIA
BROADMOOR MOTOR SALES INC
BROADWAY AUTO MALL
BROCKMAN AUTO LLC
BROGS AUTO
BROMAR LLC
BROOKS AUTO SALES
BROWN AUTOMOTIVE GROUP LLC
BROWNS AUTO WORLD
BRUNSWICK AUTO BROKERS INC
BRYANT AUTO SALES INC
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE FORD MERCURY, INC.
BUCKEYE MOTOR SALES
BUCKEYE MOTORS
BUCKEYE NISSAN, INC.
BUDGET CAR SALES & RENTALS
BUDGET MOTORCARS
BURDUE QUALITY USED CARS
BURKE AUTO LLC
BURL’S USED CARS
BURNS AUTO MART LLC
BURNWORTH ZOLLARS INC
BUSH AUTO PLACE
BUTLER HYUNDAI INC.
BUY IT RIGHT AUTO SALES #1 INC
BUY RIGHT AUTO SALES INC
BYERLY FORD-NISSAN, INC
BYERS IMPORTS
C & H DISCOUNT AUTO
C & S SALES
C&H AUTO SALES
C&W MOTORS LLC
C.W. MOTORS INC
CADILLAC OF NOVI INC
CALHOUN AUTO OUTLET, INC
CALI-HABANA AUTO SALES CORP.
CALVARY CARS & SERVICE, INC
CAMARENA AUTO, INC

Exhibit 10.20

DEALER NAME CAMPBELL CHEVOFBOWLGREENKYINC
CANCILA MARTY DODGE CHRYSLER J
CANNON USED CARS, INC
CANTON USED CARS INC.
CAPITAL AUTO SALES
CAPITAL AUTO SPORTS CENTER LLC
CAPITAL AUTOMOTIVE OF
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITOL AUTO
CAPITOL AUTO SALES, INC.
CAPITOL CITY FORD, INC.
CAPITOL MOTORS LLC
CAR BAZAAR INC OF FRANKLIN
CAR BOSS LLC
CAR CENTRAL
CAR CHOICE
CAR CITY USA LLC
CAR CLOUD AUTO GROUP, INC
CAR COLLECTINO INC
CAR CONNECTION & FINANCE
CAR CREDIT INC
CAR DEALZ
CAR DEPOT
CAR DEPOT OF MIRAMAR
CAR FACTORY OUTLET
CAR HUNTERS LLC
CAR LEGENDS
CAR LINE
CAR LINE AUTOS
CAR LOAN DIRECT, LLC
CAR MART FL.COM
CAR MASTERS
CAR SALES OF FLORIDA INC
CAR SMILE
CAR SOURCE, LLC.
CAR SPOT OF CENTRAL FLORIDA
CAR STOP INC
CAR TOWN KIA USA
CAR WEB
CAR XPRESS AUTO SALES

DEALER NAME CAR ZONE
CAR ZONE INC
CARCITY
CARDINAL MOTORS INC
CARDIRECT LLC
CARENA MOTORS, CO.
CAREY PAUL HONDA
CARISMA AUTO GROUP
CARITE INC
CARITE OF CHESTERFIELD
CARITE OF CLEVELAND
CARITE OF KALAMAZOO
CARITE, INC
CARLOCK KIA OF TUSCALOOSA
CARLYLE MOTORS LLC
CARMART OF DADE CITY
CARMART VA INC.
CARMEL MOTORS
CARNATION LLC
CAROLINA AUTO EXCHANGE
CAROLINA AUTO SPORTS
CAROLINA CARS INC
CAROLINA VOLVO
CARPLEX
CARRIAGE KIA
CARRICK’S LLC
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS AND MORE EUROPEAN CAR
CARS AUTO MALL
CARS CARS CARS LLC
CARS GONE WILD II LLC
CARS KONNECT INC
CARS PLUS CREDIT LLC
CARS PLUS LLC
CARS PLUS LLC
CARS R US LLC
CARS TO GO AUTO SALES AND
CARS UNDER 5
CARS UNLIMITED
CARSO AUTO GROUP CORP
CARSTRADA

Exhibit 10.20

DEALER NAME CARTERSVILLE AUTO LENDING LLC
CARTISTIC
CARTROPIX
CARX DEPOT LLC
CARZ4LESS
CARZONE USA
CAS SALES & RENTALS
CASCADE AUTO GROUP, LTD
CASH & DASH AUTO SALES INC
CASH CARS 2 LLC
CAST IRON AUTO LLC
CASTLE BUICK GMC
CAT JOHNSON AUTO SALES
CAVALIER AUTO SALES INC
CC MOTORS INCORPORATED
CD S AUTOMOTIVE INC
CEDARCREST AUTO BROKERS LLC
CELEBRATION AUTO SALE LLC
CENTRAL FLORIDA EXPORTS, INC.
CENTRAL MOTOR WERKS, INC
CENTRAL PONTIAC INC.
CERTIFIED AUTO CENTER
CERTIFIED AUTO DIRECT INC
CHAMPION CHEVROLET
CHAMPION CHEVROLET INC
CHAMPION CHRYSLER JEEP DODGE
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHAMPIONSHIP MOTORS LLC
CHAMPS AUTO SALES INC
CHARLESTON NISSAN
CHARS CARS
CHASE AUTO GROUP
CHATHAM PARKWAY TOYOTA
CHECKERED FLAG AUTOMOTIVE LLC
CHECKERED FLAG HONDA
CHEIFS WHOLESALE AUTOS
CHEROKEE AUTO SALES, INC.
CHEROKEE HYUNDAI OF KENNESAW L
CHERRY ROAD AUTO SALES
CHICAGO AUTO DEPOT INC
CHICAGO DRIVE AUTO SALES

DEALER NAME CHICAGO MOTORS INC
CHICAGOS CAR CREDIT
CHIEFLAND FORD
CHILLICOTHE TRUCKS INC
CHIPINQUE AUTO SALES INC
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH AUTOMOTIVE INC
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CHRYSLER DODGE JEEP RAM OF
CINCINNATI AUTOMOTIVE GROUP
CINCINNATI USED AUTO SALES
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO SALES
CITY MITSUBISHI
CITY MOTORS USED CARS
CITY STAR MOTORS LLC
CITY STYLE IMPORTS INC
CITY TO CITY AUTO SALES, LLC
CITY WIDE AUTO CREDIT
CITYWIDEAUTOMALL.COM LLC
CJ AUTOS
CJ’S AUTO STORE
CLARK CARS INC
CLARKSVILLE AUTO SALES
CLASSIC AUTO GROUP INC
CLASSIC AUTOHAUS
CLASSIC KIA OF CARROLLTON
CLAY COOLEY TOYOTA OF HAZELWOO
CLEAN MOTORS OF ORLANDO LLC
CLEVELAND AUTO MALL INC
CLIFF & SONS AUTO SALES
CLINT HOLMES AUTOMOTIVE
CLINTON FAMILY FORD
CLOVER MOTORS
CLUTCH AUTO BROKERS LLC
CM MOTORS, LLC
COAL WHOLESALE
COAST TO COAST AUTO SALES
COASTAL AUTO GROUP INC. DBA
COASTAL CHEVROLET, INC.
COBB’S CAR COMPANY INC

Exhibit 10.20

DEALER NAME COBB’S CAR COMPANY INC
COBB’S CHEAP TEEN CARS
COLE FORD LINCOLN LLC
COLOMBUS AUTO SALES, LLC
COLON AUTO SALES
COLON AUTO SALES INC
COLUMBIA CHEVROLET
COLUMBUS AUTO RESALE, INC
COLUMBUS CAR TRADER
COMBS & CO
COMMONWEALTH AUTO SALES & CO
COMMONWEALTH DODGE LLC
COMMUNITY AUTO SALES
COMMUNITY OVERDRIVE AUTO SALES
COMPASS MOTORS OF ANDERSON
COMPLETE AUTO CENTER INC
CONCOURS AUTO SALES, INC.
CONSUMERS SUZUKI
CONTEMPORARY MITSUBISHI
CONTINENTAL IMPORTS
CONWAY HEATON INC
CONWAY IMPORTS AUTO SALES
COOK & REEVES CARS INC
COOPERATIVE AUTO BROKERS INC
COPELAND MOTOR COMPANY
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
CORPORATE CARS INC
CORPORATE FLEET MANAGEMENT
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN FORD OF CIRCLEVILLE
COUGLIN CHEVROLET BUICK CADILL
COUNTRY CLUB TIRE & AUTO INC
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTY MOTOR CO., INC.
COURTESY AUTOMOTIVE
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COUSINS AUTO SALES
COX AUTO SALES

DEALER NAME COX CHEVROLET INC
COYLE CHEVROLET
CRAIG & LANDRETH INC
CREDIT CARS USA
CREEKSIDE AUTO SALES LLC
CRENCOR LEASING & SALES
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS AUTOMOTIVE
CROSSROAD MOTORS
CROSSROADS AUTO MART INC
CROWN ACURA
CROWN AUDI
CROWN AUTO SALES & SERVICES
CROWN AUTOMOTIVE GROUP LLC
CROWN BUICK GMC
CROWN KIA
CROWN MITSUBISHI
CROWN MOTORS INC
CROWN MOTORS OF TALLAHASSEE
CROWN NISSAN
CRUISER AUTO SALES
CRYSTAL CHEVROLET
CULLMAN AUTO MALL
CUNNINGHAM MOTORS
CURRY HONDA
CW USED AUTO DEALERSHIP
D & V AUTO SALES
D B MOTORS
D MOTORS LLC
DADE CITY AUTOMAX
DALLAS AUTO CENTER INC
DALLAS CAR CREDIT CORPORATION
DALLAS PREOWNED AUTO
DAN CUMMINS CHV BUICK PONTIAC
DAN HATFIELD AUTO GROUP
DAN TUCKER AUTO SALES
DANNY MOTORS INC
DAS AUTOHAUS LLC
DAVCO AUTO LLC
DAVE SINCLAIR LINCOLN

Exhibit 10.20

DEALER NAME DAVES JACKSON NISSAN
DAVID RICE AUTO SALES
DAVID SMITH AUTOLAND, INC.
DAY’S PRE-OWNED ROCKMART LLC
DAYTON ANDREWS INC.
DEACON JONES AUTO PARK
DEALS FOR WHEELS
DEALS FOR WHEELS AUTO SALES
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN CHRYSLER DODGE JEEP RAM
DEAN MITCHELL AUTO MALL
DEAN SELLERS, INC.
DECENT RIDE.COM
DEL SOL AUTO MART INC
DELTA AUTO WHOLESALE
DELTA TRADE INC
DELTA UTOGROUP
DELUCA TOYOTA INC
DEPUE AUTO SALES INC
DEREK MOTORCAR CO INC
DESOTO AUTO EXCHANGE
DESTINYS AUTO SALES
DFW AUTO FINANCE AND SALES
DFW MOTORCARS
DIAMOND K MOTORS LLC
DICK BROOKS HONDA
DICK DEAN ECONOMY CARS INC
DICK MASHETER FORD, INC.
DICK SMITH MUTSUBISHI
DICK WICKSTROM CHEVROLET INC
DIRECT AUTO SALES
DIRECT MOTORSPORT LLC
DIRECT SALES & LEASING
DISCOUNT AUTO DEPOT, LLC
DISCOUNT CARS OF MARIANNA INC
DISCOVERY AUTO CENTER LLC
DISTINCT MOTORS LLC
DIXIE IMPORT INC
DIXIE MOTORS INC
DIXIE WAY AUTO PLAZA, INC
DIXIE WAY MOTORS INC

DEALER NAME DM MOTORS, INC.
DN MOTOR CARS INC
DOCTOR WINDSHIELD
DODGE OF ANTIOCH INC
DOGWOOD AUTO WORKS INC
DON FRANKLIN FORD, INC
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON REID FORD INC.
DON SITTS AUTO SALES INC
DORAL CARS OUTLET
DORAL LINCOLN LLC
DOUGLAS AUTO SALES INC
DOWNTOWN BEDFORD AUTO
DOWNTOWN HYUNDAI
DRIVE 1 CAR AND TRUCK LLC
DRIVE ATLANTA LLC
DRIVE NATION AUTO SALES
DRIVE NOW AUTO SALES
DRIVE NOW AUTO SALES LLC
DRIVEHUBLER CERTIFIED
DRIVEN AUTO SALES
DRIVEN AUTO SALES LLC
DRIVEN AUTOMOTIVE GROUP
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DRIVEWAY MOTORS
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUKE AUTOMOTIVE LLC
DULUTH AUTO EXCHANGE
DURAN MOTOR SPORTS INC
DUTCH ISHMAEL CHEVROLET INC
DUVAL CARS LLC
DUVAL FORD
DYNAMIC AUTO WHOLESALES INC
DYNAMIC IMPORTS
DYNAMIC MOTORS LLC
DYNASTY AUTOMOTIVE LLC
E & R AUTO SALES INC
E & S MOTORS LLC

Exhibit 10.20

DEALER NAME E AUTO SOLUTIONS
E CAR SUPERSTORE INC
EAGLE CAR & TRUCK INC
EASLEY MITSUBISHI’S THE
EAST ANDERSON AUTO SALES
EAST BEACH AUTO SALES
EAST COAST AUTO SALES LLC
EAST SIDE AUTO LLC
EASTERN SHORE AUTO BROKERS INC
EASTGATE MOTORCARS, INC
EASTPOINTE AUTO SALES INC
EASY AUTO AND TRUCK
ECARS GROUP
ECONO AUTO SALES INC
ECONOMIC AUTO SALES INC
ECONOMY MOTORS LLC
ED HOWARD LINCOLN MERCURY INC.
ED KOEHN CHEVROLET INC
ED KOEHN FORD LINCOLN MERCURY
ED MORSE MAZDA LAKELAND
ED NAPLETON ELMHURST IMPORTS I
ED NAPLETON HONDA
ED TILLMAN AUTO SALES
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI
EDDIE ANDRESON MOTORS
EDDIE AUTO BROKERS
EDDIE MERCER AUTOMOTIVE
EDDIE PREUITT FORD, INC.
EDEN AUTO SALES
EDGE MOTORS
EJ’S AUTO WORLD, INC.
EJ’S QUALITY AUTO SALES, INC.
ELITE AUTO SALES OF ORLANDO
ELITE AUTO WHOLESALE
ELITE AUTOMALL LLC
ELITE AUTOMOTIVE GROUP
ELITE AUTOMOTIVE LLC
ELITE CAR SALES AND
ELITE LEVEL AUTO INC
ELITE MOTORS

DEALER NAME ELITE MOTORS
ELITE MOTORS INC
ELYRIA BUDGET AUTO SALES INC
ELYRIA HYUNDAI, INC.
EMJ AUTOMOTIVE REMARKETING
EMPIRE AUTO SALES & SERVICE
EMPIRE AUTOMOTIVE GROUP
EMPIRE EXOTIC MOTORS, INC
EMPIRE MOTORS
EMPORIUM AUTO GROUP, INC.
EMPORIUM AUTO MART
ENCORE MOTORCARS OF SARASOTA
ENON AUTO SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ENZO MOTORS INC
ERIC JOHNSON AUTO SALES
ERNEST MOTORS, INC.
ESSEN MOTOR COMPANY PLUS
ETTLESON HYUNDAI LLC
EVANS AUTO EXCHANGE
EVOLUTION CARS
EVOLUTION SPORT MOTORS
EXCEL AUTO SALES
EXCLUSIVE AUTO WHOLESALE LLC
EXCLUSIVE MOTOR CARS LLC
EXECUTIVE CARS LLC
EXIT 28 AUTO CENTER LLC
EXOTIC MOTORCARS
EXPRESS AUTO GROUP
EXPRESS AUTO SALES
EXPRESS AUTO SALES LLC
EXPRESS MOTORS
EXPRESS MOTORS LLC
EXPRESS MOTORS LLC
EXTREME WINDOW TINTING SIGNS &
EZ CAR CONNECTION LLC
EZ MOTORS LLC

Exhibit 10.20

DEALER NAME EZ OWN CAR SALES LC
EZEL AUTO SALES, INC
FACIDEAL AUTO CENTER INC
FAIRLANE FORD SALES, INC.
FAIRVIEW AUTO SALES &
FAITH MOTORS INC
FAMILY AUTO CENTER AND SERVICE
FAMILY KIA
FANCY AUTO SALES
FANELLIS AUTO
FANTASY AUTOMOTIVE
FAST LANE MOTOR SALES LLC
FAT SACK MOTORS, LLC
FERCO MOTORS CORP
FERMAN CHRYSLER PLYMOUTH
FERMAN FORD
FERMAN MINI OF TAMPA BAY
FERMAN NISSAN
FIAT OF WINTER HAVEN
FINANCE MOTORS LLC
FINISH LINE AUTO
FIRST AUTO CREDIT
FIRST CHANCE MOTORSPORTS
FIRST CHOICE AUTO SALES
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS AUTO CHOICE
FIRST CLASS AUTO SALES LLC
FIRST CLASS MOTORS INC
FIRST STOP AUTO SALES
FIRST UNION AUTOMOTIVE LLC
FISHER AUTO GROUP
FITZGERALD MOTORS, INC.
FIVE STAR AUTO SALES OF
FIVE STAR CAR & TRUCK
FIVE STAR FORD STONE MOUNTAIN
FL DIAMANTE AUTO LLC
FLEET SALES & SERVICE LLC
FLEET SERVICES REMARKETING
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA AUTO XCHANGE LLC

DEALER NAME FLORIDA FINE CARS INC
FLORIDA LUXURY MOTORS INC.
FLORIDA USED CARS INC
FLORIDA WHOLESALE LIQUIDATORS
FLOW HONDA
FOOTHILL FORD
FORMULA ONE IMPORTS
FORT MYERS AUTO MALL
FORT MYERS BEACH MOTORS LLC
FORT WAYNE ACURA
FORT WAYNE AUTO CONNECTION LLC
FORTUNE MOTOR GROUP
FOX MOTORS INC
FOX VALLEY VOLKSWAGEN
FRANK MYERS AUTO SALES, INC
FRANK RISECH’S AUTOWORLD
FRANKFORT AUTO EXCHANGE INC
FRANKLIN STREET MOTORS LLC
FRED A GROVES MOTOR COMPANY
FRED ANDERSON NISSAN OF RALEIG
FREEDOM AUTOMOTIVE LLC
FRENSLEY CHRYSLER PLYMOUTH
FRIENDLY KIA & ISUZU
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FRONTLINE AUTO SALES LLC
FUSION AUTO SALES LLC
FUSION AUTOPLEX LLC
G & L MOTORS, INC
G & R AUTO SALES CORP
G & S AUTO SALES & RENTALS LLC
GAINESVILLE AUTO KI LLC
GAINESVILLE MITSUBISHI
GALAXY AUTO CORPORATION
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY FORD WEST, INC.
GANLEY LINCOLN MERCURY
GARNER AUTOS, LLC
GARY HIGGINBOTHAM AUTO SALES
GARY LANG PONTIAC CADILLAC
GARY MATTHEWS MOTORS, INC.

Exhibit 10.20

DEALER NAME GARY SMITH FORD
GASTONIA NISSAN, INC
GATEWAY AUTO PLAZA
GATEWAY BUICK GMC
GATOR CHRYSLER-PLYMOUTH, INC.
GATOR CITY MOTORS INC
GEMINI AUTO
GENE GORMAN & ASSOC. INC. DBA
GENERAL AUTO LLC
GENESIS AUTO SALES LLC
GENESIS OF COTTAGEVILLE
GENESIS OF SUMMERVILLE LLC
GENTHE AUTOMOTIVE-EUREKA LLC
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEOFF ROGERS AUTOPLEX NORTH
GEORGE WEBER CHEVROLET CO
GEORGETOWN AUTO SALES
GEORGIA AUTO WORLD LLC
GEORGIA CHRYSLER DODGE
GEORGIA IMPORT AUTO
GERALDS AUTO SALES
GERMAIN HONDA
GERMAIN HONDA OF DUBLIN, INC.
GERMAIN TOYOTA
GERMAN AUTO SALES LLC
GETTEL TOYOTA
GIM CAR SALES INC
GINN MOTOR COMPANY
GISELLE MOTORS, CORP
GIVE AWAY AUTO SALE LLC
GLADSTONE AUTO INC
GLOBAL PRE-OWNED INC
GLOVER AUTO SALES
GMOTORCARS INC
GMT AUTO SALES, INC
GN AUTO LLC
GODFATHER AUTO IMPORTS
GODZILLA MOTORS INC
GOLDEN OLDIES
GOLLING CHRYSLER JEEP
GOOD CARMA MOTORS

DEALER NAME GOOD RIDES INC
GOOD TO GO AUTO SALES, INC.
GORDON MOTOR SPORTS
GR MOTOR COMPANY
GRACE AUTOMOTIVE LLC
GRAHAM MOTOR COMPANY
GRAINGER NISSAN
GRAND MOTORCARS
GRANT CAR CONCEPTS
GRANT MOTORS CORP.
GRATEFUL MOTORS LLC
GRAVITY AUTOS ROSWELL
GREAT BRIDGE AUTO SALES
GREEN CAR MOTORS LLC
GREEN COVE AUTO SALES
GREEN COVE AUTO SALES
GREEN LIGHT CAR SALES
GREENBRIER DODGE OF CHES, INC.
GREEN’S TOYOTA
GRIFFIN FORD SALES, INC.
GRIMALDI AUTO SALES INC
GROTE AUTOMOTIVE INC
GR’S CARS & SPECIALITIES LLC
GS AUTO BROKERS LLC
G’S AUTOMOTIVE
GUARANTEED CARS & CREDIT
GUARANTEED CARS & CREDIT II
GUARANTEED MOTOR CARS
GUIDANCE AUTO SALES LLC
GULF ATLANTIC WHOLESALE INC
GULF CHRYSLER DODGE JEEP INC
GULF COAST AUTO BROKERS, INC.
GULF SOUTH AUTOMOTIVE
GWINNETT MITSUBISHI
GWINNETT PLACE NISSAN
H & H AUTO SALES
H & H MOTORS LLC
H GREG AUTO AUCTION
H&Y AUTOMOBILE INC
HAGGERTY BUICK GMC INC
HAIMS MOTORS INC
HAIMS MOTORS INC

Exhibit 10.20

DEALER NAME HAMILTON CHEVROLET INC
HAPPY DEALS AUTO SALES
HAPPY HYUNDAI
HARBOR AUTO SALES LLC
HARBOR CITY AUTO SALES, INC.
HARBOR NISSAN
HARDY CHEVROLET
HARDY CHEVROLET INC.
HARRIET SALLEY AUTO GROUP LLC
HARRIGANS AUTO SALES
HARRISON AUTO BROKER AND
HATCHER’S AUTO SALES
HATFIELD USED CAR CENTER
HAWK CHEV-CAD
HD CARS INC.
HEADQUARTER TOYOTA
HEARTLAND CHEVROLET
HEATH’S EXOTIC CARS AND
HEB AUTO SALES INC
HENDERSON AUTOMOTIVE LLC
HENNESSY FORD LINCOLN ATLANTA
HENNESSY MAZDA PONTIAC
HERB KINMAN CHEVROLET, INC.
HERITAGE AUTOMOTIVE GROUP
HERITAGE BUICK GMC HONDA
HERITAGE CADILLAC-OLDS, INC.
HERITAGE NISSAN
HERITAGE SALES & LEASING
HERMANOS AUTO SALES
HERRINGTON AUTOMOTIVE
HI JOLLY
HI LINE IMPORTS INC
HIGH FIVE CARS
HIGH Q AUTOMOTIVE CONSULTING
HIGHESTCASHFORCARS LLC
HIGHLINE AUTO SALES
HIGHLINE AUTOMOTIVE SERVICES
HIGHLINE IMPORTS, INC.
HILL KELLY DODGE, INC
HILLMAN MOTORS, INC.
HILLTOP MOTORS
HILLWOOD AUTO SALES & SERVICE

DEALER NAME HI-TECH AUTO SALES, INC.
HOBSON CHEVROLET BUICK GMC LLC
HOLIDAY MOTORS
HOLLAND AUTO SALES & SERVICE
HOLLYWOOD MOTOR CO #1
HOLLYWOOD MOTOR CO #3
HOMESTEAD MOTORS INC
HOMETOWN AUTO SALES LLC
HONDA MARYSVILLE
HONDA OF CONYERS
HONDA OF FISHERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF MUFREESBORO
HONDA OF OCALA
HONDA OF TIFFANY SPRINGS
HONEYCUTT’S AUTO SALES, INC.
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER THE MOVER CAR AND
HORACE G ILDERTON
HOTWHEELZ CUSTOM AUTOS LLC
HOUSTON AUTO EMPORIUM
HOUSTON CAR SALES INC
HOUSTON DIRECT AUTO
HOUSTON DIRECT AUTO, INC.
HOUSTON MOTOR COLLECTION
HOWARD AUTO GROUP
HT MOTORS INC
HUBLER AUTO PLAZA
HUBLER FINANCE CENTER
HUBLER FORD LINCOLN MERCURY
HUDSON AUTO SALES
HUFFINES CHRYSLER JEEP DODGE
HUNT AUTOMOTIVE, LLC
HY-TECH AUTO SALE AND EXPORT
HYUNDAI OF ATHENS
HYUNDAI OF LOUISVILLE
HYUNDAI OF ST. AUGUSTINE
I 95 TOYOTA & SCION
I GOT A DEAL USED CARS

Exhibit 10.20

DEALER NAME I MOTORS INC
I-80 AUTO SALES INC
IAUTO INC
ICARS
IDEAL AUTO
IDEAL AUTO CENTER
IDEAL USED CARS INC
IDRIVE FINANCIAL
IKONIC MOTORS
IMPORT AUTO BROKERS INC
IMPORT’S LTD
INCREDIBLE CAR CREDIT INC
INDY AUTO IMPORTS
INDY AUTO MAN LLC
INDY MOTORSPORTS
INFINITY MOTORS
INLINE AUTO SALE INC
INSTACAR LLC
INTEGRITY MOTORS
INTERMARKETS TRADING
INTERNATIONAL AUTO OUTLET
INTERNATIONAL AUTO SALES
INTERNATIONAL AUTO SALES NC
INTERNATIONAL AUTO WHOLESALERS
INTERNATIONAL AUTO WHOLESALERS
INTERNATIONAL CARS CO.
INTERSTATE AUTO SALES OF
IRENKO AUTO SALES CORP
IT’S CAR TIME INC
IVORY CHEVROLET, LLC
J & B AUTO GROUP LLC
J & J AUTOS
J & J MOTORS INC
J & M AFFORDABLE AUTO, INC.
J & T MOTORS
J AND J’S AUTO SALES
J M MOTORS
J&M AUTOMOBILES CORP
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK MILLER AUTO PLAZA LLC
JACK MILLER KIA

DEALER NAME JACK STONES CREEKSIDE SALES
JACKIE MURPHY’S USED CARS
JAKE SWEENEY MAZDA WEST
JAKMAX
JANSON AUTOMOTIVE
JARRETT GORDON FORD INC
JAX AUTO WHOLESALE, INC.
JAY PONTIAC BUICK
JAY WOLFE AUTO OUTLET
JAY WOLFE HONDA
JAY’S USED CARS, LLC.
JAZCARS, INC.
JB AUTO SOURCE INC
JC AUTO CONNECTION LLC
JC AUTO MARKET LLC
JC LEWIS FORD, LLC
JDF AUTO
JDM AUTO
JEFF DRENNEN FORD
JEFF SCHMITT AUTO GROUP
JEFF WYLER CHEVROLET OF
JEFF WYLER FRANKFORT, INC
JEFF WYLER SPRINGFIELD, INC
JEFFERSON CHEVROLET CO.
JEFFREY P. HYDER
JEFFREYS AUTO EXCHANGE
JENKINS ACURA
JENKINS HONDA OF LEESBURG
JENKINS MAZDA
JENKINS NISSAN, INC.
JENO AUTOPLEX
JENROC AUTO SALES
JERNIGAN BROTHERS INC #2
JERRY HAGGERTY CHEVROLET INC
JERRY HUNT AUTO SALES
JERRY WILSON’S MOTOR CARS
JEWEL AUTO SALES
JF MOTORS INC
JIM BURKE NISSAN
JIM BUTLER FIAT OF SOUTH
JIM M LADY OLDSMOBILE INC
JIM ORR AUTO SALES

Exhibit 10.20

DEALER NAME JIMMY KAVADAS YOUR CREDIT MAN
JK AUTOMOTIVE GROUP LLC
JK PONTIAC-GMC TRUCK INC
JKB AUTO SALES
JOBETA AUTOMOTIVE GROUP INC
JOE COTTON FORD
JOE RICCI AUTOMOTIVE
JOE RICCI AUTOMOTIVE—TAYLOR
JOHN BLEAKLEY FORD
JOHN HEISTER CHEVROLET
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN JONES AUTOMOTIVE
JOHN JONES CHEVY PONTIAC OLDS
JOHN KOOL LINCOLN MERCURY INC
JOHN MILES CHEVROLET, INC
JOHN WEISS TOYOTA SCION OF
JOHNNY WRIGHT AUTO SALES LLC
JOHNNYS MOTOR CARS LLC
JORDAN AUTO SALES
JORDAN AUTOMOTIVE GROUP LLC
JOSEPH AIRPORT HYUNDAI
JOSEPH CADILLAC/SAAB/SUBARU
JOSEPH CHEVROLET OLDSMOBILE CO
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JT AUTO INC.
JUSTICE AUTOMOTIVE
JUST-IN-TIME AUTO SALES INC
K & O AUTO WHOLE SALE INC
K B AUTO EMPORIUM
KAHLER AUTO SALES LLC
KALER LEASING SERVICES INC
KALIGNA’S AUTO BROKER LLC
KARGAR, INC.
KATHY’S KARS
KATY AUTO GROUP
KC AUTO FINANCE
KC AUTOMOTIVE GROUP LLC
KDK AUTO BROKERS
KEITH HAWTHORNE HYUNDAI, LLC

DEALER NAME KELLEY BUICK GMC INC
KELLY NISSAN INC
KELLYS CARS 4 U INC
KELSEY CHEVROLET LLC
KEMET AUTO SALES
KENDALL MITSUBISHI
KENDALL TOYOTA
KENNEDY KARS
KENS KARS
KERRY NISSAN, INC.
KERRY TOYOTA
KEVIN POWELL MOTORSPORTS
KEVIN POWELL’S FORSYTH
KEVIN’S KARS LLC
KEY CHRYLSER PLYMOUTH INC
KEY WEST KIA
KIA COUNTRY OF SAVANNAH
KIA OF CANTON
KIA OF GREENVILLE
KIA OF LEESBURG
KIMBLE’S AUTO SALES, INC.
KING AUTOMOTIVE, LLC
KING MOTORS
KING SUZUKI OF HICKORY LLC
KINGS AUTO GROUP INC
KINGS FORD, INC
KINGS KIA
KINGS OF QUALITY AUTO SALES
KLASSIC CARS LLC
KLETT AUTOMOTIVE GROUP
KNE MOTORS, INC.
KNH WHOLESALE
KNIGHT’S AUTO SALES LLC
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KRAFT MOTORCAR CO.
KUNES COUNTRY AUTO GROUP
KUNES COUNTRY C-B OF STERLIN
KUNES COUNTRY CHEVROLET
KUNES COUNTRY CHEVROLET GMC
KUNES COUNTRY CHRYSLER DODGE
KUNES COUNTRY FORD LINCOLN INC

DEALER NAME KUNES COUNTRY FORD OF STERLING
KUNES COUNTRY OF MONMOUTH
KUNES COUNTY FORD OF ANTIOCH
KURT JOHNSON AUTO SALES LLC
KZ AUTO SALES
L & J AUTO SALES & LEASING LLC
LA AUTO STAR, INC.
LA PORTE MITSUBISHI
LAFONTAINE AUTO GROUP
LAFONTAINE MOTORS, INC
LAGRANGE MOTORS
LAGUNA NIGUEL AUTO SALES INC
LAKE COUNTY AUTO BROKERS INC
LAKE COUNTY AUTO SALES
LAKE HARTWELL HYUNDAI
LAKE PLACID MOTOR CAR, INC
LAKE WALES CHRSYLER DODGE
LAKELAND CHRYSLER DODGE
LAKELAND TOYOTA INC.
LAKESIDE MOTORS INC
LANCASTER AUTOMOTIVE
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY SUBARU
LANDMARK AUTO INC
LANDMARK CDJ OF MONROE, LLC
LANDSTREET AUTO SOLUTIONS LLC
LANGDALE HONDA KIA OF
LANIGAN’S AUTO SALES
LANTERN MOTORS INC
LARKIN COBB CHEVROLET BUICK
LASCO FORD INC
LATIN MOTORS INTERNATIONAL LLC
LAW AUTO SALES, INC
LAWRENCE MOTORSPORTS INC
LAWSON MOTORSPORTS
LDB MOTORS
LEE AUTO GROUP INC
LEE MAC AUTO SALES INC
LEE’S AUTO SALES, INC
LEE’S SUMMIT HONDA
LEGACY AUTO SALES, INC.
LEGACY AUTOS

DEALER NAME LEGACY TOYOTA
LEGEND AUTO, INC
LEITH MITSUBISHI
LEJUNE AUTO SALES, LLC
LEOPARDI AUTO SALES
LET’S DRIVE AUTO CREDIT LLC
LEVEL UP AUTO SALES
LEWIS AUTO PLAZA INC
LEXINGTON AUTO GALLERY
LGE CORP
LIBERTY AUTO CITY INC
LIBERTY AUTOMOTIVE LLC
LIBERTY FORD LINCOLN MERC INC
LIBERTY USED MOTORS INC
LIFESTYLE MOTOR GROUP
LIGHTHOUSE AUTO SALES
LIGHTHOUSE AUTOMOTIVE GROUP
LINCOLNWAY SALES & SERVICE LLC
LIPTON TOYOTA
LITANI MOTORS
LJ USED CARS INC 2
LMN AUTO INC
LOGAN & LOGAN AUTO SALES
LOGANVILLE FORD
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LOU FUSZ BUICK GMC
LOU FUSZ DODGE CO
LOU FUSZ MITSUBISHI ST. PETERS
LOU FUSZ MOTOR CO
LOU FUSZ MOTOR CO OF METRO EAS
LOWEST PRICE TRANSPORTATION
LOWPRICE AUTO MART LLC
LUCKY CARS
LUCKY LINE MOTORS INC
LUCKY MOTORS INC
LUNA MOTOR GROUP CORP
LUNI AUTO GROUP LLC
LUXURY AUTO DEPOT
LUXURY AUTO SALES LLC
LUXURY FLEET LEASING LLC
LUXURY IMPORTS AUTO SALES

Exhibit 10.20

DEALER NAME LUXURY MOTOR CAR COMPANY
LUXURY MOTORS OUTLET
LUXURY MOTORWERKS LLC
LYNCH CHEVROLET OF KENOSHA
LYNNHAVEN MOTOR COMPANY
M & B AUTO SALES LLC
M & L CHRYSLER DODGE JEEP RAM
M & M AUTO PLEX
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
M & M AUTO, INC.
M & M MOTORS OF ROCK HILL INC
M I D OVERSEAS INC
M STREET MOTORS LLC
M1 AUTO INC
MAC CHURCHILL AUTO MALL
MACHADO AUTO SELL LLC
MACON AUTO SALES
MADISON AUTO SALES
MADISON COUNTY FORD LINC MERC
MAGIC CITY MOTORCARS, LLC
MAGIC IMPORTS OF
MAGIC MOTORS CENTER
MAGNA AUTO SALES, INC.
MAHER CHEVROLET INC
MAINLAND AUTO SALES INC
MAINSTREAM AUTO SALES LLC
MAJOR MOTORS OF ARAB, INC.
MALCOLM CUNNINGHAM HYUNDAI
MALOY AUTOMOTIVE LLC
MARANATHA AUTO, INC.
MARBURGER CHRYSLER DODGE JEEP
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARIETTA AUTO SALES
MARIETTA MITSUBISHI
MARK’S AUTOMOTIVE SALES LLC
MARLOZ OF HIGH POINT
MARONEY AUTO SALES
MARTIN’S AUTO BROKERS LLC
MARTY FELDMAN CHEVY
MASTER AUTO GROUP

DEALER NAME MASTER CAR INTERNATIONAL, INC
MASTER CARS
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATHEWS HAROLD NISSAN
MATT CASTRUCCI
MATTERN AUTOMOTIVE INC
MATTHEWS MOTORS INC.
MATTHEWS-HARGREAVES CHEVROLET
MAUS MOTORS INC
MAUS NISSAN OF CRYSTAL RIVER
MAX AUTO SALES
MAX MOTORS INC
MAXIMUM DEALS, INC.
MAXXIM AUTOMOTIVE
MAYSVILLE PREMIER AUTO LLC
MAZ AUTO INC
MAZARI MOTORS, LLC
MAZDA OF ROSWELL
MAZDA SAAB OF BEDFORD
MAZDA WESTSIDE
MCADENVILLE MOTORS
MCCLUSKY AUTOMOTIVE LLC
MCCLUSKY’S CHEVROLET INC
MCDONOUGH NISSAN
MCGHEE AUTO SALES INC.
MCGUIRE KIA
MCHENRY MOTORWERKS
MCINERNEYS WOODHAVEN CHRYSLER
MCJ AUTO SALES OF CENTRAL
MCKENNEY CHEVROLET
MCKINNEY DODGE CHRYSLER
MEACH AUTO SALES
MECHANICSVILLE TOYOTA
MEISTER IMPORT MOTORS INC
MEMBERS SALES AND LEASING INC
MEMORIAL HWY AUTO SALES AND
MEROLLIS CHEVROLET SALES
METRO AUTO MART LLC
METRO AUTO TRADERS INC
METRO FORD INC

Exhibit 10.20

DEALER NAME METRO MOTORS KC LLC
METRO TRUCK SALES LLC
MI AUTO CENTER LLC
MIA ON WHEELS CORP
MIA REPOS LLC
MIAMI AUTO LIQUIDATORS INC
MIAMI AUTO WHOLESALE
MIAMI EMPIRE AUTO SALES CORP
MICHAEL RABURN’S AUTO SALES
MICHAEL’S AUTO SALES CORP
MICHAEL’S IMPORTS
MICHAEL’S MOTOR CO
MID AMERICA AUTO EXCHANGE INC
MID AMERICA AUTO GROUP
MID LAKE MOTORS INC.
MIDCITY AUTO & TRUCK EXCHANGE
MIDTOWN MOTORS LLC
MIDWAY AUTO GROUP
MIDWEST AUTO DIRECT
MIDWEST AUTO MART LLC
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS
MIDWEST MOTORS SALES & SERVICE
MIDWEST MOTORSPORT SALES &
MIDWEST WHOLESALE MOTORS LLC
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIGENTE MOTORS INC
MIGHTY MOTORS
MIKANO AUTO SALES, INC.
MIKE AUTO SALES LLC
MIKE BASS FORD
MIKE CASTRUCCI CHEVY OLDS
MIKE CASTRUCCI FORD SALES
MIKE SHAD FORD
MILFORD MOTORS, INC
MILLENIUM AUTO SALES
MILTON MARTIN HONDA
MILTON MARTIN TOYOTA
MINT AUTO SALES
MINT AUTO SALES

DEALER NAME MINTON AUTO INC
MINTON MOTOR CARS II LP
MIRA AUTO SALES LLC
MIRABELLA MOTORS
MIRACLE CHRYSLER DODGE JEEP
MJ AUTO SALES
MMC AUTO SALES LLC
MNS AUTO LLC
MO AUTO SALES
MODERN CORP
MOMENTUM MOTOR GROUP LLC
MONARCH CAR CORP
MONDIAL AUTO SALES LLC
MONTERREY 10 AUTO SALES
MONTGOMERY CHEVROLET
MONTROSE FORD
MONTROSE MAZDA KENT
MOORE NISSAN
MOORESVILLE MOTOR COMPANY LLC
MOORING AUTOMOTIVE GROUP LLC
MORNING STAR MOTORS
MOSES FAMILY MOTORS
MOSS CURTAIN MOTORS LLC
MOSSCURTAIN MOTORS LLC
MOTOR CAR CONCEPTS II
MOTOR CITY AUTO INC
MOTOR MAX 2 LLC
MOTORCARS
MOTORCARS OF NASHVILLE, INC.
MOTORCARS TOYOTA
MOTORHOUSE INC
MOTORLINK
MOTORLOTZ LLC
MOTORMAX OF GRAND RAPIDS
MOTORPOINT ROSWELL
MOTORS DRIVEN INC
MOTORVATION MOTOR CARS
MOUNTAIN TOP MOTOR COMPANY INC
MOUNTAIN VIEW CDJR
MOYES AUTO SALES INC
MR AUTO INC
MR WHOLESALER INC

Exhibit 10.20

DEALER NAME MULDER AUTO SALES
MULLER HONDA OF GURNEE
MULLINAX FORD OF PALM BEACH
MUNSTERMAN AUTOMOTIVE GROUP
MURPHY MOTOR CO
MURRAY’S USED CARS
MUSIC CITY AUTOPLEX LLC
MWS WHOLESALE AUTO OUTLET
MY CAR LLC
MY CAR STORE
MY VALUE CAR RENTALS, LLC
MYEZAUTOBROKER.COM LLC
N AND R MOTORS
NACHBAR AUTOMOTIVE
NALLEY HONDA
NAPLETON SANFORD IMPORTS LLC
NAPLETON ST LOUIS IMPORTS
NAPLETON’S HYUNDAI
NAPLETON’S MID RIVERS CHRYSLER
NAPLETON’S RIVER OAKS KIA
NASH CHEVROLET COMPANY
NASHVILLE CHRYSLER DODGE JEEP
NASSCO INTERNATIONAL, LLC
NATIONAL AUTOMOTIVE, INC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NATIONWIDE AUTO SALES INC
NATIONWIDE LUXURY CARS INC
NAVA MOTORS CORP
NAVARRE AUTO AND PAWN INC
NC SELECT AUTO SALES LLC
NEIL HUFFMAN HONDA
NEIL HUFFMAN VW
NELSON AUTO GROUP
NELSON MAZDA
NEUHOFF AUTO SALES
NEW CENTURY AUTO SALES INC
NEW RIDE MOTORS
NEW RIDE MOTORS
NEW RIDE MOTORS INC
NEW TECH AUTO REPAIR CORP

DEALER NAME NEWARK AUTO LLC
NEWGEN MOTORS
NEWPORT AUTO GROUP
NEWTON’S AUTO SALES, INC.
NEXT CAR INC
NEXT STEP AUTO SALES LLC
NICE AUTO GROUP LLC
NICHOLAS ANGELO MOTORS LLC
NICHOLAS DATA SERVICES, INC.
NILE AUTOMOTIVE LLC
NIMNICHT CHEVROLET
NISSAN OF NEWNAN
NONSTOP MOTORS INC
NORTH ALABAMA WHOLESALE AUTO
NORTH BROTHERS FORD, INC
NORTH COAST CAR CREDIT LLC
NORTH EAST AUTO SALES INC
NORTH MAIN MOTORS INC
NORTHERN KY AUTO SALES LLC
NORTHSTAR AUTO GROUP
NORTHSTAR AUTO SALES, INC.
NORTHTOWNE OF LIBERTY SUZI,
NORTHWEST AUTO BROKERS LLC
NORTHWEST MOTORS INC
NOTIME AUTOCARE & SALES INC.
NOURSE CHILLICOTHE
NUKAR ALTERNATIVE LLC
NU-WAVE AUTO CENTER
O C WELCH FORD LINCOLN MERCURY
OAK GROVE AUTO SALES, INC.
OASIS MOTORS
O’BRIENS AUTO EMPORIUM,LLC
OCEAN DRIVE MOTORS LLC
OCEAN HONDA
O’CONNOR AUTOMOTIVE, INC
OFF LEASE FINANCIAL, INC.
OHIO AUTO CONNECTION, INC.
OHIO MOTORCARS
OLATHE FORD SALES, INC.
OLD SOUTH SALES INC.
OLDHAM MOTOR COMPANY LLC
OLE AUTO SALES
OLE AUTO SALES

Exhibit 10.20

DEALER NAME
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONE SOURCE AUTOS INC
ONEILL AUTOMOTIVE INC
ONLY USED TRUCKS JACKSONVILLE.
ORANGE PARK AUTO MALL
ORANGE PARK DODGE
ORANGE PARK TRUCKS
ORLANDO AUTOS
OSCAR MOTORS CORPORATION
OT AUTO SALES
OUR LOCAL DEALER
OURISMAN CHEVROLET CO INC.
OV AUTO FARM
OXMOOR FORD LINCOLN MERCURY
OXMOOR MAZDA
OXMOOR TOYOTA
P S AUTO ENTERPRISES INC
PACE CAR
PALM BAY FORD
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM CHEVROLET OF GAINESVILLE
PALM TREE AUTO SALES
PALMEN BUICK GMC CADILLAC INC
PALMETTO CAR CENTER
PALMETTO FORD
PALMETTO WHOLESALE MOTORS
PAPPADAKIS CHRYSLER DODGE JEEP
PARADISE MOTOR SPORTS
PARAMOUNT AUTO
PARKWAY MOTORS INC
PARS AUTO SALES INC
PARSON’S AUTOMOTIVE, INC.
PASQUALE’S AUTO SALES & BODY
PATRIOT AUTO SALES
PATRIOT AUTOMOTIVE LLC
PATRIOT PRE-OWNED AUTOS LLC
PAUL BLANCO’S GOOD CAR COMPANY
PAUL CERAME KIA
PAUL MILLER FORD, INC.
PAYDAY MOTOR SALES

DEALER NAME
PAYLESS AUTO OF TULLAHOMA LLC
PAYLESS AUTO SALES LLC
PAYLESS MOTORS LLC
PC AUTO SALES LLC
PCS AUTO SALES LLC
PCT ENTERPRISES OF FLORIDA LLC
PEGGY’S AUTO SALES
PENLAND AUTOMOTIVE LLC
PENN DETROIT AUTOMOTIVE
PENSACOLA AUTO BROKERS, INC
PENSACOLA AUTO MART, INC.
PERFORMANCE CHRYSLER JEEP
PERFORMANCE CHRYSLER JEEP
PERFORMANCE CHRYSLER JEEP DODG
PERFORMANCE MOTOR COMPANY LLC
PERFORMANCE USED CARS LLC
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PETERS AUTO SALES, INC.
PGF AUTOMOTIVE LLC
PHILIPS AUTO SALES LLC
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PHILLIPS TOYOTA
PIC OF GREER INC
PIEMONTES DUNDEE CHEVROLET
PIERSON AUTOMOTIVE
PILES CHEV-OLDS-PONT-BUICK
PINELLAS PARK AUTO INC
PINEVILLE IMPORTS
PINNACLE AUTOMOTIVE GALLERY
PITTSBURGH AUTO DEPOT INC
PITTSBURGH AUTO DEPOT INC
PLAINFIELD AUTO SALES, INC.
PLATINA CARS AND TRUCKS INC
PLATINUM AUTO EXCHANGE INC
PLATINUM AUTO SOURCE LLC
PLATINUM AUTO TRADE
PLATINUM USED CARS
PLATTNER’S
PLAY AUTO EXPORT LLC
PLAZA MOTORS, INC.

Exhibit 10.20

DEALER NAME
PLEASANT VALLEY MOTORS
PORT MOTORS
PORTAL AUTOMOTIVE INC
POWER ON AUTO LLC
POWERBUY MOTORS
PRADO AUTO SALES
PRE-AUCTION AUTO SALES INC
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO GROUP
PREMIER AUTO LOCATORS
PREMIER AUTO SALES OF BAY
PREMIER AUTOMOTIVE GROUP INC
PREMIER AUTOMOTIVE KC
PREMIER AUTOMOTIVE OF BONNER
PREMIER AUTOMOTIVE SALES INC
PREMIER MOTORCAR GALLERY
PREMIERE CHEVROLET, INC.
PREMIERE MOTOR SPORTS LLC
PREMIERE USED CARS
PREMIUM AUTO EXCHANGE
PREMIUM AUTOS LLC
PREMIUM CARS
PREMIUM CARS OF MIAMI LLC
PREMIUM MOTORS OF FLORIDA LLC
PRESPA AUTO SALES
PRESTIGE AUTO BROKERS
PRESTIGE AUTO CAR SALES LLC
PRESTIGE AUTO GROUP
PRESTIGE AUTO MALL
PRESTIGE AUTO SALES
PRESTIGE AUTO SALES & RENTALS
PRESTIGE ECONOMY CARS INC
PRESTON AUTO OUTLET
PRESTON HONDA
PRICED RIGHT CARS, INC
PRICELESS AUTOMOTIVES
PRIDE AUTO SALES LLC
PRIME AUTO EXCHANGE
PRIME MOTORS INC
PRIME TIME MOTORS
PRIMETIME MOTORS OF GARNER

DEALER NAME
PRISTINE CARS & TRUCKS INC
PRO SELECT AUTOS
PROCAR
PROVIDENCE AUTO GROUP LLC
PT AUTO WHOLESALE
PUGMIRE FORD LLC
PURE AUTOMOTIVE LLC
Q AUTOMOTIVE BRANDON FL LLC
QUALITY AUTO BROKERS
QUALITY AUTO SALES OF
QUALITY AUTO SALES OF FL LLC
QUALITY USED AUTOMOTIVE LLC
R & B CAR COMPANY
R & Z 2 AUTO SALES
RADER CAR CO INC
RAFAELS CREDIT CAR INC
RAMSEY MOTORS
RANDY CURNOW AUTO PLAZA/RC
RANDY SHIRKS NORTHPOINTE AUTO
RANKL & RIES MOTORCARS, INC
RAPTOR AUTOMOTIVE
RATCHET MOTORSPORTS LLC
RAY CHEVROLET
RAY LAETHEM BUICK GMC INC
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN EASTSIDE
RAY SKILLMAN NORTHEAST MAZDA
RAY SKILLMAN OLDSMOBILE AND
RAYMOND CHEVROLET KIA
RAYTOWN AUTOMALL
RBF AUTO
RD AUTO LLC
RE BARBER FORD INC
REAL RELIABLE RIDES LLC
REALITY AUTO SALES INC
RED SHAMROCK LLC
REGAL MOTORS INC
REGAL PONTIAC, INC.
REGIONAL AUTO FINANCE LLC
REGIONAL WHOLESALE
REIDSVILLE NISSAN INC
REINEKE FORD LINCOLN MERCURY

Exhibit 10.20

DEALER NAME
RENEWIT CAR CARE
REPUBLICA AUTO SALES
REVOLUTION MOTORS LLC
REYNOLDS AUTOMOTIVE LLC
RHOADES AUTOMOTIVE INCORPORATE
RICART FORD USED
RICH AUTO SALES LTD
RICH MORTONS GLEN BURNIE
RICHARD HUGES AUTO SALES
RICHARD KAY AUTOMOTIVE
RICHARDSON FORD, INC
RICHLAND AUTO MART
RICHMOND AUTO DEPOT INC
RICK CASE CARS INC
RIDE NOW AUTO SALES
RIDE TIME, INC.
RIGHT PRICE AUTO SALES OF
RIGHT WAY AUTOMOTIVE
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RITE PRICE AUTO SALES LLC
RIVER BEND FORD
RIVER CITY AUTO SALES INC
RIVERSIDE MOTORS, INC
RIVIERA AUTO SALES SOUTH INC
ROAD RUNNER AUTO SALES, INC.
ROB PARTELO’S WINNERS
ROBERT-ROBINSON CHEVROLET
ROBERTS COMPANY MOTOR MART LLC
ROBINSON AUTOMOTIVE GROUP
ROCK AUTO KC INC
ROCK BOTTOM AUTO SALES, INC.
ROCK ROAD AUTO PLAZA
ROCKENBACH CHEVROLET SALES INC
ROD HATFIELD CHRYSLER DGE JEEP
ROGER WILLIAMS AUTO SALES
ROGER WILSON MOTORS INC
ROME MOTOR SALES
RON’S RIDES INC
ROSEDALE AUTO SALES INC
ROSELLE MOTORS INC

DEALER NAME
ROSEVILLE CHRYSLER JEEP
ROSEWOOD AUTO SALES LLC
ROTRO RIDEZ LLC
ROUEN CHRYSLER DODGE JEEP INC
ROUSH HONDA
ROUTE 4 BUDGET AUTO
ROY O’BRIEN, INC
ROYAL OAK FORD SALES, INC.
RPM AUTO SALES
RUESCHHOFF AUTOMOBILES LLC
RUSH AUTO SALES II
S & B AUTO BROKERS LLC
S S AUTO INC
SABISTON MCCABE AUTO SOLUTIONS
SABRINA AUTO SALES INC
SAGAMORE AUTO LEASING & SALES
SAINT LOUIS AUTO WORKS LLC
SALTON MOTOR CARS INC
SAM GALLOWAY FORD INC.
SAM HOSS ENTERPRISE
SAMPEDRO MOTORS COMPANY INC
SANDOVAL BUICK GMC INC
SANFORD AUTOPARK
SANSING CHEVROLET, INC
SAPAUGH MOTORS INC
SAULS MOTOR COMPANY, INC.
SAVAGE AUTOMOTIVE GROUP
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH HYUNDAI
SAVANNAH MOTORS LLC
SAVANNAH TOYOTA & SCION
SAVANNAH VOLKSWAGEN
SCALES AUTO SOLUTIONS LLC
SCHMIDT AUTO CENTER, LLC
SCHUMACHER AUTOMOTIVE
SCOTT CLARK HONDA
SCOTT EVANS CHRYSLER PLYMOUTH
SCOTTI’S AUTO REPAIT AND SALES
SCOTTROCK MOTORS LLC
SCOTTS AUTO SALES
SELECT AUTO

Exhibit 10.20

DEALER NAME
SELECT AUTO GROUP LLC
SELECT AUTO SALES
SELECT CARS OF CLEVELAND LLC
SELECT CARS OF THORNBURG
SELECT MOTORCARS INC
SELECT MOTORS OF TAMPA INC.
SELECT SI, LLC
SENA MOTORS INC
SEPULVEDA MOTORS, INC.
SERRA VISSER NISSAN INC
SHAFER AUTO GROUP
SHAN AUTO SALES
SHARP CARS OF INDY
SHAVER MOTORS OF ALLEN CO INC
SHEEHY FORD INC
SHEEHY GLEN BURNIE INC.
SHELBYVILLE CHRYSLER PRODUCTS
SHERMAN DODGE
SHOOK AUTO INC
SHORELINE AUTO GROUP OF IONIA
SHORELINE MOTORS
SHOW ME AUTO MALL INC
SHOW ME MOTORS INC
SHOWROOM AUTO SALES OF
SHUTT ENTERPRISES INC
SIGN AND DRIVE AUTO GROUP WILK
SIGN AND DRIVE AUTO SALES LLC
SIGN AND DRIVE OF RALEIGH AUTO
SIGN IT DRIVE IT LLC
SIGNATURE MOTORS USA LLC
SIMPLE AUTO IMPORTS
SIMS MITSUBISHI
SINA AUTO SALES, INC.
SINCLAIR DAVE LINCOLN MERCURY
SINCLAIR MOTOR COMPANY
SIR MICHAEL’S AUTO SLS INC
SMART CHEVROLET, INC
SMART WAY AUTO FINANCE
SMARTBUY SELECT AUTOMOTIVE
SMITH MOTORS
SMITHS AUTO SALES
SOBH AUTOMOTIVE

DEALER NAME
SOLO AUTO GROUP
SOMERSET MOTORS
SONS HONDA
SOURCE AUTOMOTIVE INC
SOUTH BAY AUTO SALES LLC
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH COUNTY AUTO CENTER
SOUTH DADE TOYOTA
SOUTH MOTORS HONDA
SOUTHEAST JEEP EAGLE
SOUTHERN AUTO BROKERS
SOUTHERN CHOICE AUTO LLC
SOUTHERN COUNTRY INC
SOUTHERN KENTUCKY AUTO & TRK
SOUTHERN MOTOR COMPANY
SOUTHERN MOTORSPORTS GA
SOUTHERN PARK AUTO MALL INC
SOUTHERN STAR AUTOMOTIVE
SOUTHERN TRUST AUTO GROUP
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHFIELD QUALITY CARS, INC.
SOUTHSIDE SALES
SOUTHTOWN MOTORS
SOUTHTOWN MOTORS HOOVER
SOUTHTOWNE MOTORS OF NEWNAN
SOUTHWEST AUTO SALES
SOUTHWEST AUTOMOTIVE (SWAG)
SOUTHWEST FLORIDA AUTO
SPACE & ROCKET AUTO SALES
SPACE CITY AUTO CENTER
SPARTANBURG CHRYSLER JEEP INC
SPC AUTO SALES LLC
SPEEDWAY AUTO SALES 27 LLC
SPEEDWAY AUTO SALES LLC
SPEEDWAY MOTORS, INC
SPIRIT FORD INC
SPITZER AUTOWORLD SHEFFIELD
SPITZER KIA
SPITZER MOTOR CITY
SPORTS AND IMPORTS, INC.
SPORTS CENTER IMPORTS INC
SPRINGFIELD BUICK GMC CADILLAC

Exhibit 10.20

DEALER NAME

SRQ AUTO LLC

ST CHARLES MOTORS

ST GEORGE AUTO BROKERS LLC

ST MARY AUTO LLC

ST. PETERS AUTO GROUP LLC

STANFIELD AUTO SALES

STAN’S CAR SALES

STAR AUTO

STARGATE AUTO SALES LLC

STARGATE AUTO SALES LLC

STARK AUTO SALES

STARRS CARS AND TRUCKS, INC

STATE LINE NISSAN INC.

STATE STREET AUTO SALES

STATE STREET AUTO SALES INC

STATELINE CHRYSLER DODGE JEEP

STEARNS MOTORS OF NAPLES

STEELY LEASE SALES

STEPHEN A FINN AUTO BROKER

STERLING AUTO SALES

STERLING AUTOMOTIVE LLC

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STINGRAY CHEVROLET

STINGRAY CHEVROLET BARTOW LLC

STOKES AUTOMOTIVE INC

STOKES BROWN TOYOTA SCION

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STOKES MAZDA

STOKES USED CAR CENTER

STOKES VOLKSWAGEN

STRONG AUTO

SUBARU OF DAYTON

SUBARU OF KENNESAW LLC

SUBARU OF MCDONOUGH, LLC

SUBARU OF PORT RICHEY INC

SUBURBAN FORD OF WATERFORD

SUGARLAND AUTO FINANCE INC

SULLIVAN BUICK GMC INC

SUMMERS MOTORS INC

DEALER NAME

SUMMERVILLE FORD

SUMMIT AUTO LLC

SUMMIT AUTO SALES CORP

SUMMIT CITY CHEVROLET, INC.

SUMMIT PLACE KIA

SUMMIT PLACE KIA MT. CLEMENS

SUN TOYOTA

SUNBELT CHRYSLER JEEP DODGE

SUNCOAST AUTOMOTIVE SALES LLC

SUNCOAST QUALITY CARS LLC

SUNLIGHT AUTO LLC

SUNNY DAY AUTO SALES & SERVICE

SUNNY FLORIDA MOTORS, INC.

SUNNY KING TOYOTA

SUNNYSIDE MITSUBISHI

SUNRISE AUTO SALES LLC

SUNRISE AUTOMOTIVE LLC #2

SUNRISE CHEVROLET

SUNSET MOTORS

SUNSHINE AUTO

SUNTRUP HYUNDAI INC

SUNTRUP NISSAN VOLKSWAGEN

SUPER ADVANTAGE AUTO SALES

SUPER AUTO SALES

SUPER AUTO SALES INC

SUPER CARS DIRECT INC

SUPER DEAL AUTO SALES LLC

SUPERCARS OF CAROLINAS INC

SUPERIOR ACURA

SUPERIOR AUTO EXCHANGE INC

SUPERIOR AUTO GROUP

SUPERIOR BUICK GMC

SUPERIOR CHEVROLET

SUPERIOR HONDA

SUPERIOR HYUNDAI

SUPERIOR HYUNDAI SOUTH

SUPERIOR MOTORS NORTH

SUPREME CAR SALES LLC

SUSAN SCHEIN CHRYSLER PLYMOUTH

SUSKIS AUTO SALES

SUTHERLAND CHEVROLET INC

SUTHERLIN NISSAN

Exhibit 10.20

DEALER NAME

SUTHERLIN NISSAN ORLANDO

SW PREMIER MOTOR GROUP INC

SWANNS RENTAL AND SALES INC

SWANSON SERVICE

TABOR MOTOR COMPANY

TAMIAMI FORD, INC.

TAMPA AUTO SOURCE INC

TAMPA BAY LUXURY LLC

TAMPABAYAUTOS.NET

TARGET AUTOMOTIVE

TAYLOR AUTO SALES INC.

TAYLOR IMPORT SALES INC

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TD CAR SALES

TDR AUTO PLAZA LLC

TEAM AUTOMOTIVE

TED CIANOS USED CAR CENTER

TEDS AUTO SALES INC

TENA AUTOMOTIVE LLC

TENNESSEE AUTOPLEX, LLC

TERESA AUTO SALES

TERRE HAUTE AUTO AND EQUIPMENT

TERRY CULLEN CHEVROLET

TERRY LEE HYUNDAI INC

TERRY REID HYUNDAI

TESTAROSSA MOTORS

TEXANS AUTO GROUP

TEXAS BAY AREA PRE-OWNED

TEXAS CAPITAL AUTO SALES, INC

TEXAS MOTOR CLUB LLC

TEXAS STAR AUTO

TEX’S AUTO SALES

TEXVEN AUTO SALES

THE 3445 CAR STORE, INC.

THE AUTO BROKER

THE AUTO GROUP LLC

THE AUTO STORE

THE AUTO STORE

THE AUTOBLOCK

THE BOULEVARD CAR LOT

THE CAR CENTER

DEALER NAME

THE CAR COMPANY

THE CAR CONNECTION, INC.

THE CAR GUYS AUTO SALES

THE CAR GUYS LLC

THE CAR LOT

THE CAR MAN LLC

THE CAR SHOPPE LLC

THE CAR SPOT

THE CAR STORE

THE CHEVY EXCHANGE

THE CONNECTION MOTORS

THE LUXURY AUTOHAUS INC.

THE MINIVAN STORE

THE MONTGOMERY GROUP LLC

THE ORIGINAL USED CAR FACTORY

THE REPO STORE

THE RITE CAR

THE SUPER AUTO OUTLET

THE USED CAR FACTORY INC

THE WHEEL DEAL AUTO

THEE CAR LOT #2

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THORNTON ROAD KIA

THOROUGHBRED FORD INC

THOROUGHBRED FORD OF PLATTE

TIGER’S AUTO GALLERY LLC

TILLMAN AUTO LLC

TIM SHORT PREMIERE USED CARS

TIM TOMLIN AUTOMOTIVE GROUP

TIMBERLAND FORD

TIME TO BUY LLC

TINPUSHER LLC

TITAN AUTO SALES

TK AUTO SALES LLC

TKP AUTO SALES

TKP AUTO SALES INC

TMR AUTO SALES LLC

TNT AUTO SALES INC

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM TEPE AUTOCENTER INC

Exhibit 10.20

DEALER NAME

TOM WOOD FORD

TOMMY’S AUTO SALES

TONY ON WHEELS INC

TONY’S AUTO SALES OF

TONY’S AUTO WORLD

TOP NOTCH AUTO BROKERS INC

TOP NOTCH AUTOS LLC

TOP TEN AUTO TAMPA

TOTAL CAR CARE AUTO SALES

TOTAL CYCLE CARE INC

TOTALNATION AUTO PRO LLC

TOVI MOTORS

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWNE EAST AUTO

TOWNSEND FORD INC

TOYOTA OF CINCINNATI

TOYOTA OF LAKEWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF MUNCIE

TOYOTA OF TAMPA BAY

TOYOTA ON NICHOLASVILLE

TOYOTA SOUTH/SCION SOUTH

TRADEWINDS MOTOR CENTER

TRADEWINDS MOTOR CENTER LLC

TRANS AUTO SALES

TRAYLOR AUTOMOTIVE GROUP

TRI CITY MOTORS SUPERSTORE

TRI STATE USED AUTO SALES

TRIAD AUTO SOLUTIONS

TRIAD AUTOPLEX

TRI-CITY AUTO MART

TRI-COUNTY CHRYSLER PRODUCTS

TRIPLE C CAR CO., INC.

TRIPLE M AUTO CONSULTANTS

TRISTATE AUTOMOTIVE GROUP INC

TRI-STATE FINE CARS

TROPICAL AUTO OUTLET

TROPICAL AUTO SALES LLC

TROY FORD INC

TRUCK AND AUTO OUTLET

TRUCK AND AUTO OUTLET

DEALER NAME

TRUSSVILLE WHOLESALE AUTOS

TRUST CAPITAL AUTOMOTIVE GROUP

TRUST FAMILY AUTO SALES

TRUSTED MOTORS LLC

TRUSTED MOTORS LLC

TS XTREME AUTO OUTLET INC

TSW FINANCIAL LLC

TWIN CITY CARS INC

TWINS AUTO GROUP LLC

TWO OS MOTOR SALES

TX CAR WORLD

U.S. AUTO GROUP, INC.

U.S. FLEET & LEASE, LLC

ULTIMATE AUTO DEALS INC

ULTIMATE MOTOR CARS LLC

UNI AUTO SALES

UNIQUE AUTOMOTIVES

UNITED AUTO BROKERS

UNITED AUTO INC

UNITED AUTO SALES

UNITED AUTOMOTIVE GROUP INC

UNITED LUXURY MOTORS LLC

UNITED MOTOR COMPANY INC

UNITED VEHICLE SALES

UNIVERSAL AUTO PLAZA LLC

UNIVERSAL AUTO SALES OF PLANT

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY MOTORS

UNLIMITED AUTO SALE LLC

US AUTO MART INC

US AUTO SALES

US AUTO SALES AND SERVICE INC

US AUTOS, INC.

US MOTOR SALES LLC

US MOTORS

US MOTORS

USA CAR SALES

USA CHOPPERS

USA FINE CARS, INC.

USA MOTORCARS

USED CAR MOTOR MALL OF GRAND

USED CAR SUPERMARKET

Exhibit 10.20

DEALER NAME

USED CARS FORSALE LLC

USED IMPORTS AUTO, LLC

VA CARS INC

VA CARS OF TRI CITIES, INC

VADEN CHEVROLET BUICK PONTIAC

VADEN NISSAN OF HILTON HEAD

VALENTINE BUICK GMC

VANDER AUTO GROUP

VANN YORK BARGAIN CARS LLC

VANN YORK PONTIAC BUICK GMC

VANN YORK TOYOTA, INC

VANS AUTO SALES, LLC

VANTAGE MOTORS LLC

VARSITY LINCOLN MERCURY

VC CARS GWINNETT INC

VC CARS MARIETTA LLC

VEGTER AUTOMOTIVE

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VERACITY MOTOR COMPANY LLC

VERACITY MOTOR COMPANY LLC

VERSATILE COLLECTION

VESTAVIA HILLS AUTOMOTIVE

VIC BAILEY LINCOLN MERCURY

VICTORIA MOTORS, LLC

VICTORY AUTO INC

VICTORY CHEVROLET

VICTORY CHEVROLET BUICK

VICTORY CHEVROLET LLC

VILLAGE AUTO OUTLET INC

VILLAGE AUTO SALES LLC

VILLAGE AUTOMOTIVE

VINSON MOTORS LLC

VIP AUTO ENTERPRISES INC

VIP AUTO GROUP, INC.

VISION AUTO LLC

VISTA CARS & TRUCKS

VIZION AUTO

VMARK CARS

VOGUE MOTOR CO INC

VOLKSWAGEN OF LEES’ SUMMIT

VOLKSWAGEN OF OCALA

DEALER NAME

VOLUME HYUNDAI

VOLVO OF OCALA

VOLVO SALES & SERVICE CENTER I

VOSS CHEVROLET INC

VSA MOTORCARS LLC

W & S AUTO CENTER INC

W. HARE & SON

WABASH AUTO CARE INC

WADE FORD INC

WAGNER SUBARU

WALDORF FORD, INC.

WALDROP MOTORS INC

WALKER FORD CO., INC.

WALLY’S WHEELS

WANTED WHEELS INC

WARNER MOTORS LLC

WARSAW BUICK GMC

WASHINGTON AUTO GROUP

WAYNESVILLE AUTO MART

WEEKS MOTORS

WEINE AUTO SALES EAST

WEINLE AUTO SALES

WESLEY AUTOMOTIVE LLC

WEST BROAD HYUNDAI

WEST COAST CAR & TRUCK SALES

WEST END AUTO SALES & SERVICE

WEST INTERNATIONAL CORP

WEST SIDE TOYOTA

WESTGATE PRE OWNED

WHEELS & DEALS AUTO SALES

WHEELS MOTOR SALES

WHITE MOTOR COMPANY

WHITEWATER MOTOR COMPANY INC

WHITEWATER MOTORS INC

WHOLESALE AUTO MART INC

WHOP.COMAUTOSALES&SRVLLC

WIDEWORLDOFCARS.NET LLC

WILDCAT AUTO SALES

WILDFIRE MOTORS INCORPORATED

WILLETT HONDA SOUTH

WIN—WIN AUTO CENTER CORP

WINDER AUTO SALES INC.

Exhibit 10.20

DEALER NAME

WINDY CITY MOTORSPORTS, INC

WINGMAN AUTOMOTIVE, INC

WISE MOTORS

WOLFORD AUTOMOTIVE SALES LLC

WOODBRIDGE MOTORS, INC.

WOODY ANDERSON FORD

WOODY SANDER FORD, INC.

WORKMANS AUTO SALES

WORLD AUTO

WORLD AUTO NETWORK INC

WORLD AUTO, INC.

WORLD CAR CENTER & FINANCING

WORLD CLASS MOTORS LLC

WORLDWIDE AUTO SALES AND

WORLDWIDE MOTORS LLC

WORLEY AUTO SALES

WORRY FREE AUTO GROUP, LLC

WRIGHT’S AUTO SALES

XL AUTO

XL1 MOTORSPORTS, INC

XPRESS AUTO MALL

XTREME CARS & TRUX LLC

XTREME MOTORS INC

YADEN’S AUTO SALES, INC

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YES AUTO SALES INC

YES AUTOMOTIVE INC

YORWAY AUTO SALES INCORPORATED

YOU SELECT AUTO SALES LLC

YOUR DEAL AUTOMOTIVE

YOUR KAR CO INC

YPSILANTIS IMPORT AUTO SALES

Z AUTO PLACE

Z AUTO PLACE

Z IMPORTS SALES & SERVICE INC

Z MOTORS LLC

ZAPPIA MOTORS

ZECK MOTOR COMPANY

ZEIGLER CHEVROLET LLC

ZEIGLER CHRYSLER DODGE JEEP

ZIMMER MOTOR

DEALER NAME

ZOOM! AUTOS OF DALLAS

ZT AUTO SALES